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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 23, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                               GALEN HOLDINGS PLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






      NORTHERN IRELAND                000-29364         NOT APPLICABLE
(STATE OR OTHER JURISDICTION       (COMMISSION FILE      (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)      NUMBER)          IDENTIFICATION NO.)

                            SEAGOE INDUSTRIAL ESTATE
                               CRAIGAVON BT63 5UA
                                NORTHERN IRELAND
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                44-283-833-4974
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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Item 9.   Regulation FD Disclosure

            Exhibit 99.1 of this Form 8-K contains copies of slides used as part of a presentation by Galen Holdings PLC in an investor conference on Monday, October 23, 2000.
            THE SLIDES FURNISHED AS EXHIBIT 99.1 TO THIS REPORT INCLUDE "SAFE HARBOR" LANGUAGE PURSUANT TO THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AS AMENDED, INDICATING THAT CERTAIN STATEMENTS CONTAINED IN THE SLIDES ARE FORWARD LOOKING WHICH ARE BASED ON ASSUMPTIONS AND EXTERNAL FACTORS AND WHICH INVOLVE RISKS OR UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY GALEN HOLDINGS PLC WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

Item 7. Exhibits

            99.1 Copies of slides used as part of a presentation by Galen
                 Holdings PLC in an investor conference on Monday, October 23, 2000.




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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED.

                                    Galen Holdings PLC

Date October 23, 2000               By: /s/      PAUL S. HERENDEEN
                                        ---------------------------------------
                                          Paul S. Herendeen
                                          Executive Vice President and Director
                                          of Business Development